EXHIBIT 10.17

AMENDMENT NO. 2 TO

SERIES 2023-FTL1 INDENTURE SUPPLEMENT AND LOAN AGREEMENT

This Amendment No. 2 to Series 2023-FTL1 Indenture Supplement and Loan Agreement, is entered into as of October 10, 2023 (the “Effective Date”) (this “Amendment”), among PMT ISSUER TRUST - FMSR, as issuer (the “Issuer”), PMT CO-ISSUER TRUST I – FMSR, as co-issuer (the “Co-Issuer” and, together with the Issuer, the “Issuer Trusts”), CITIBANK, N.A. (“Citibank”), as indenture trustee (in such capacity, the “Indenture Trustee”), calculation agent (in such capacity, the “Calculation Agent”), paying agent (in such capacity, the “Paying Agent”) and securities intermediary (in such capacity, the “Securities Intermediary”), PENNYMAC CORP. (“PMC”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), PENNYMAC HOLDINGS, LLC (“PMH”), as co-issuer administrator (in such capacity, the “Co-Issuer Administrator”) and ATLAS SECURITIZED PRODUCTS, L.P., as administrative agent (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture (as defined below).

RECITALS

WHEREAS, the Issuer, the Co-Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, Securities Intermediary, the Administrator, the Co-Issuer Administrator, the Servicer and the Administrative Agent are parties to that certain Amended and Restated Base Indenture, dated as of October 10, 2023 (as supplemented hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain Series 2023-FTL1 Indenture Supplement and Loan Agreement, dated as of May 25, 2023, as amended by Amendment No. 1 and Joinder thereto, dated as of August 16, 2023 (the “Existing Series 2023-FTL1 Indenture Supplement,” as amended by this Amendment, the “Series 2023-FTL1 Indenture Supplement,” and together with the Base Indenture, the “Indenture”), by and among the Issuer, the Co-Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Co-Issuer Administrator, the Servicer, the Administrative Agent and the Lenders;

WHEREAS, the Issuer, the Co-Issuer, the Indenture Trustee, the Administrator, the Co-Issuer Administrator, the Servicer and the Administrative Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Series 2023-FTL1 Indenture Supplement be amended to reflect certain agreed upon revisions to the terms of the Existing Series 2023-FTL1 Indenture Supplement in order to support the tax treatment of the Guarantor;

WHEREAS, pursuant to Section 11(f) of the Existing Series 2023-FTL1 Indenture Supplement, with the consent of the Issuer, the Indenture Trustee, the Servicer, the Administrative Agent, the VFN Noteholders and Fannie Mae and upon delivery to the Indenture Trustee of an Issuer Tax Opinion and upon delivery by the Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes such amendment will not have a material Adverse Effect and is not reasonably expected to have a material Adverse Effect, the Administrator may amend any Transaction Document for purposes of effecting the Anticipated Amendments, and the Noteholders of the Series 2023-FTL1 Promissory Term Notes will be deemed to consent to the Anticipated Amendments by their acquisition of the Series 2023-FTL1 Promissory Term Notes.

WHEREAS, pursuant to Section 12.1 of the Base Indenture and Section 11 of the Existing Series 2023-FTL1 Indenture Supplement, without the consent of the Lenders, but with the consent of the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent, at any time and from time to time upon delivery of an Issuer Tax Opinion and upon delivery by the Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes such amendment will not have a material Adverse Effect and is not reasonably expected to have a material Adverse Effect, may amend any Transaction Document with prior notice to each Note Rating Agency that is then rating any Outstanding Notes;

WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied;

WHEREAS, pursuant to Section 1.3 of the Base Indenture and Section 11 of the Existing Series 2023-FTL1 Indenture Supplement, the Issuer shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to a proposed action have been complied with and that the Issuer reasonably believes that this Amendment will not have a material Adverse Effect, and shall also furnish to the Indenture Trustee an opinion of counsel stating that in the opinion of such counsel all conditions precedent to a proposed action, if any, have been complied with;

WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met;

WHEREAS, the Existing Series 2023-FTL1 Indenture Supplement is a Transaction Document; and

WHEREAS, as of the date hereof, the Series 2023-FTL1 Promissory Term Notes are not rated by any Note Rating Agency.

NOW, THEREFORE, the Issuer, the Co-Issuer, Indenture Trustee, the Co-Issuer Administrator, the Administrator, the Servicer and the Administrative Agent hereby agree, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, that the Existing Series 2023-FTL1 Indenture Supplement is hereby amended as follows:

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SECTION 1.
Amendment to Existing Series 2023-FTL1 Indenture Supplement and Loan Agreement. Effective as of the date hereof, the Existing Series 2023-FTL1 Indenture Supplement and Loan Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto. The parties hereto further acknowledge and agree that Exhibit A constitutes the Series 2023-FTL1 Indenture Supplement and Loan Agreement as amended and modified by the terms set forth herein.
SECTION 2.
No Note Rating Agency. As of the date hereof and prior to the execution of this Amendment, the Series 2023-FTL1 Promissory Term Notes are not rated by any Note Rating Agency.
SECTION 3.
Conditions Precedent. This Amendment shall become effective upon satisfaction of conditions precedent set forth in Schedule I hereto.
SECTION 4.
Representations and Warranties. Each of the Issuer and Co-Issuer hereby represents and warrants to the Indenture Trustee and the Administrative Agent that as of the date hereof it is in compliance with all the terms and provisions set forth in the Indenture on its part to be observed or performed remains bound by the terms thereof, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.
SECTION 5.
Limited Effect. Except as expressly amended and modified by this Amendment, the Indenture shall continue to be, and shall remain, in full force and effect in accordance with its terms.
SECTION 6.
No Recourse. It is expressly understood and agreed by the parties hereto that (a) each of this Amendment and the Series 2023-FTL1 Promissory Term Notes is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally, but solely in its capacity as Owner Trustee of each of the Issuer and Co-Issuer under each of the Trust Agreements, in the exercise of the powers and authority conferred and vested in it thereunder, (b) each of the representations, warranties, undertakings, obligations and agreements herein or in the Series 2023-FTL1 Promissory Term Notes made on the part of either the Issuer or the Co-Issuer is made and intended not as personal representations, warranties, undertakings, obligations and agreements by WSFS, but is made and intended for the purpose of binding only, and is binding only on, the Issuer and the Co-Issuer, (c) nothing contained herein or in the Series 2023-FTL1 Promissory Term Notes shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant or obligation of the Issuer or the Co-Issuer, either expressed or implied, contained herein or therein, all such liability, if any, being expressly waived by the parties hereto or thereto and by any Person claiming by, through or under the parties hereto or thereto, (d) WSFS has not made and will not make any investigation as to the accuracy or completeness of any representations or warranties made by the Issuer or the Co-Issuer in this Amendment, the Series 2023-FTL1 Promissory Term Notes or any related document delivered pursuant hereto and (e) under no circumstances shall WSFS, be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or the Co-Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or

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undertaken by the Issuer or the Co-Issuer or by WSFS, as Owner Trustee on behalf of the Issuer or the Co-Issuer under this Amendment, the Series 2023-FTL1 Promissory Term Notes or any other related documents, as to all of which recourse shall be had solely to the assets of the Issuer and the Co-Issuer.
SECTION 7.
Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
SECTION 8.
GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
SECTION 9.
Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.
SECTION 10.
Entire Agreement. The Indenture, as amended by this Amendment, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.
SECTION 11.
Recitals. The recitals and statements contained in this Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee does not assume any responsibility for their correctness. The Indenture Trustee does not make any representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of its own obligations hereunder). In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, or affecting the liability of or affording protection to it.

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SECTION 12.
Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PMT ISSUER TRUST – FMSR, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By: /s/ Mark H. Brzoska
Name: Mark H. Brzoska
Title: Vice President

PMT CO-ISSUER TRUST I – FMSR, as Co-Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By: /s/ Mark H. Brzoska
Name: Mark H. Brzoska
Title: Vice President

[PMT FMSR - Amendment No. 2 to Series 2023-FTL1 Indenture Supplement and Loan Agreement]

PENNYMAC CORP., as Servicer and as Administrator

By: /s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

PENNYMAC HOLDINGS, LLC, as Co-Issuer Administrator

By: /s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

[PMT FMSR - Amendment No. 2 to Series 2023-FTL1 Indenture Supplement and Loan Agreement]

CITIBANK, N.A., as Indenture Trustee, and not in its individual capacity

By: /s/ Valerie Delgado
Name: Valerie Delgado
Title: Senior Trust Officer

[PMT FMSR - Amendment No. 2 to Series 2023-FTL1 Indenture Supplement and Loan Agreement]

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By: /s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Authorized Signatory

[PMT FMSR - Amendment No. 2 to Series 2023-FTL1 Indenture Supplement and Loan Agreement]

SCHEDULE I

CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT

1.
The execution and delivery of:
a.
this Amendment by all parties hereto
b.
the Series 2023-FTL1 Promissory Term Note No. 6
c.
the Series 2023-FTL1 Promissory Term Note No. 7
d.
the Series 2023-FTL1 Promissory Term Note No. 8
e.
the Series 2023-FTL1 Promissory Term Note No. 9
f.
the Series 2023-FTL1 Promissory Term Note No. 10
g.
the Officer’s Certificate required to be delivered pursuant to Sections 1.3 and 12.1 of the Base Indenture and Section 11 of the Existing Series 2023-FTL1 Indenture Supplement
h.
the Opinion of Counsel of Winston & Strawn LLP, as legal counsel to PMC and the Issuer and the Co-Issuer, with respect to authorization required to be delivered pursuant to Sections 1.3 and 12.3 of the Base Indenture, Section 11 of the Series 2023-FTL1 Indenture Supplement and Section 11.1 of the Trust Agreements
i.
the Issuer Tax Opinion of Winston & Strawn LLP, as legal counsel to PMC, the Issuer and the Co-Issuer, with respect to certain tax matters required to be delivered pursuant to Sections 12.1 and 12.3 of the Base Indenture and Section 11 of the Existing Series 2023-FTL1 Indenture Supplement
2.
Prior notice to the Rating Agency pursuant to Section 12.1 of the Base Indenture and Section 11 of the Existing Series 2023-FTL1 Indenture Supplement

Schedule I

EXHIBIT A

[See Attached]

Exhibit A